EXHIBIT 99.4

AGREEMENT AND PLAN OF MERGER OF

GENTOR RESOURCES, INC., a Florida Corporation

with and into

GENTOR RESOURCES (WYOMING) INC., a Wyoming Corporation

This AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this 23rd day of December, 2011 by and between GENTOR RESOURCES, INC., a Florida Corporation (“Parent”) and GENTOR RESOURCES (WYOMING) INC., a Wyoming corporation (“Subsidiary”).  Parent and Subsidiary are hereinafter referred to as the “Constituent Corporations.”

WHEREAS, the Subsidiary is a wholly-owned subsidiary of the Parent;

WHEREAS, the Constituent Corporations and their respective boards of directors deem it advisable and in the best interest of each of the Constituent Corporations that Parent be merged with and into Subsidiary pursuant to the provisions of this Agreement, the Florida Business Corporation Act (the “Florida Act”) and the Wyoming Business Corporation Act (the “Wyoming Act”);

WHEREAS, the board of directors of each of the Constituent Corporations has approved this Agreement, including the plan of merger embodied in this Agreement (“Plan of Merger”);

WHEREAS, this Agreement, including the embodied Plan of Merger, has been approved by the sole shareholder of Subsidiary and remains subject to the approval of the shareholders of Parent;

WHEREAS, the Constituent Corporations intend that the merger will qualify as a tax-deferred reorganization under Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, immediately after the transactions contemplated under this Agreement have been consummated, if at all, Subsidiary, as the surviving entity of the merger between the Constituent Corporations contemplated under this Agreement, intends to re-domicile itself in the Cayman Islands.

NOW, THEREFORE, on the terms and conditions herein provided, the Constituent Corporations do hereby agree to merge, and the Constituent Corporations hereby agree as follows:

1.           The Merger.

1.1           Effect of the Merger on the Constituent Corporations.

(a)           At the Effective Time (defined below), in accordance with the applicable provisions of the Florida Act and the applicable provisions of the Wyoming Act, Parent shall merge with and into Subsidiary (the “Merger”).

(b)            The effect of the Merger shall be as provided by this Agreement, the applicable provisions of the Florida Act and the applicable provisions of the Wyoming Act.

(c)           At the Effective Time, the separate existence of Parent shall cease, and Subsidiary shall be the surviving corporation (the “Surviving Corporation”) under the name “Gentor Resources Inc.” (or such other name as may be acceptable to appropriate regulatory authorities if such name is not available for use in the Cayman Islands) and shall be governed by the laws of the State of Wyoming.

(d)           At the Effective Time, (i) the bylaws of Subsidiary, as in effect immediately prior thereto, shall continue in full force and effect as the bylaws of the Surviving Corporation and (ii) the articles of incorporation of Subsidiary, as in effect immediately prior thereto, shall continue in full force and effect as the articles of incorporation of the Surviving Corporation, as amended pursuant to the Wyoming Articles of Merger (defined below) to change the name of the Surviving Corporation to “Gentor Resources Inc.” (or such other name as may be acceptable to appropriate regulatory authorities if such name is not available for use in the Cayman Islands).

(e)           Rights; Privileges; Liabilities.  At the Effective Time, the Surviving Corporation, without further act, deed or other transfer, shall retain or succeed to, and possess and be vested with, all the rights, privileges, immunities, powers, franchises and authority (of a public as well as of a private nature) of Parent and Subsidiary.  All property and every interest therein, and all debts and other obligations of or belonging to or due to each of Parent and Subsidiary, shall thereafter be taken and deemed to be held by or transferred to, or invested in, the Surviving Corporation without further act or deed.  Parent’s and Subsidiary’s title to any real estate shall not revert or in any way be impaired by reason of the Merger.  All of the rights of creditors of Parent and Subsidiary shall be preserved unimpaired, as shall all liens upon the property of Parent or Subsidiary. All debts, liabilities, obligations and duties of the respective corporations shall remain with or be attached to the Surviving Corporation and may be enforced against it to the same extent as if all of such items had been incurred or contracted by it.

(f)           Directors and Officers.  At the Effective Time, the directors and officers of the Surviving Corporation shall be the directors and officers of the Subsidiary immediately prior to the Effective Time, and such directors and officers shall serve until they are removed or replaced in accordance with the articles of incorporation and bylaws of the Surviving Corporation.

1.2           Effective Time.  The “Effective Time” of the Merger shall be, and such term as used herein shall mean, 5:00 p.m., Toronto, Canada time, on the date on which the last of the following occurs:

(a)           The Articles of Merger, in substantially the form attached hereto as Exhibit A, are filed in the office of the Secretary of State of the state of Florida; and

(b)           The Articles of Merger, in substantially the form attached hereto as Exhibit B, are filed in the office of the Secretary of State of the state of Wyoming (the “Wyoming Articles of Merger”).

1.3           Tax Treatment.  It is intended that the Merger shall constitute a tax-deferred reorganization under Section 368(a)(1)(F) of the Code and that this Agreement shall constitute a plan of reorganization within the meaning of Treasury Regulation section 1.368-2(g).  Each party hereto agrees to treat the Merger as a reorganization within the meaning of Section 368(a)(1)(F) of the Code for all U.S. federal income tax purposes and to not take any position on any tax return or otherwise take any tax reporting position inconsistent with such treatment.

1.4           Share Exchange Rate.  At the Effective Time, by virtue of the Merger, each common share of Parent (collectively, the “Parent Shares”) that is issued and outstanding immediately prior to the Effective Time, other than Dissenting Shares (defined below), shall, by operation of law and without any action by the shareholders of Parent, automatically be changed and converted into one (1) Subsidiary common share.

1.5           Share Certificates.  At the Effective Time, each certificate formerly representing Parent Shares (a “Certificate”), but excluding any Certificates representing Dissenting Shares, will represent and be deemed to represent the same number of Subsidiary common shares without any further action on the part of the holder of such Certificate.

1.6           Conversion of Parent Options.  In connection with the Merger, at the Effective Time, to the extent permitted by the relevant governing instruments, all outstanding stock options to purchase Parent Shares, whether vested or unvested (the “Parent Options”), shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under each such Parent Option, the same number of Subsidiary common shares as the holder of such Parent Option would have been entitled to receive pursuant to the Merger had such holder exercised such option in full immediately prior to the Effective Time, at a price per share equal to the price per share designated in the Parent Option; provided however that, the vesting schedule set forth in the relevant governing instruments shall continue to apply to all options.

1.7           Other Convertible Parent Securities.  In connection with the Merger, at the Effective Time, to the extent permitted by the relevant governing instruments, all outstanding warrants, compensation options and other share purchase rights of Parent other than those described in Section 1.6 above (individually, a “Parent Convertible Security”), shall be deemed to constitute a right to acquire, on the same terms and conditions as were applicable under each such Parent Convertible Security, the same number of Subsidiary common shares as the holder of such Parent Convertible Security would have been entitled to receive pursuant to the Merger had such holder exercised such Parent Convertible Security in full immediately prior to the Effective Time, at the price designated in the Parent Convertible Security.

1.8           Cancellation of Outstanding Subsidiary Shares.  At the Effective Time, each Subsidiary common share that was issued and outstanding immediately prior to the Effective Time shall be canceled.

1.9           Appraisal Rights.

(a)           Notwithstanding anything in this Agreement to the contrary, any Parent Share that is issued and outstanding immediately prior to the Effective Time and that is held by a shareholder of the Parent who, in accordance with Sections 1301 through 1333 of the Florida Act (the “Appraisal Rights Provisions”) (i) has not voted (and has not caused or permitted its Parent Shares to be voted) in favor of adopting and approving this Agreement and (ii) who has complied in all respects with the applicable provisions of the Appraisal Rights Provisions, and not effectively withdrawn, lost or failed to perfect its rights to appraisal (such shareholders of the Parent referred to herein as the “Dissenting Shareholders” and its Parent Shares referred to herein as “Dissenting Shares”), will not be converted into a Subsidiary common share, but at the Effective Time, and by virtue of the Merger and without any action on the part of the Dissenting Shareholder, shall be cancelled and shall cease to exist and shall represent the right to receive only those rights provided under the Appraisal Rights Provisions.  All Parent Shares held by shareholders who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal of such Parent Shares under the Appraisal Rights Provisions shall thereupon be deemed to have been cancelled and retired and to have been converted, as of the Effective Time, into Subsidiary common shares as set forth in Section 1.4 above, without interest therein, in the manner provided in this Agreement. Persons who have perfected statutory rights with respect to Dissenting Shares as aforesaid will not receive the Subsidiary common shares provided in Section 1.4 above and will have only those rights as are provided by the Appraisal Rights Provisions with respect to such Dissenting Shares.

(b)           Each Dissenting Shareholder who becomes entitled under the Appraisal Rights Provisions to payment for Dissenting Shares shall receive its applicable cash payment after the Effective Time from the Surviving Corporation, but only after the amount thereof shall have been agreed upon or finally determined pursuant to the Appraisal Rights Provisions.

2.           Further Action.  From time to time, as and when requested by Subsidiary or Parent, or by their respective successors or assigns, Subsidiary and Parent shall execute and deliver or cause to be executed and delivered all such instruments, and shall take or cause to be taken all such further or other actions, as Subsidiary or Parent, or their respective successors or assigns, may deem necessary or desirable in order to vest in and confirm to Subsidiary, and its successors or assigns, title to and possession of all the property, rights, privileges, powers and franchises referred to herein and otherwise to carry out the intent and purposes of the Merger, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Subsidiary and Parent or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

3.           Termination and Abandonment of the Merger. Notwithstanding any approval of the Merger or this Agreement by the shareholders of Parent or Subsidiary or both, this Agreement may be terminated, and the Merger may be abandoned, at any time prior to the Effective Time, by mutual written agreement of Parent and Subsidiary.

4.           Miscellaneous.

4.1           Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Wyoming.

4.2           Amendment Provisions.  Notwithstanding anything contained herein to the contrary, this Agreement may be amended or modified by a writing signed by Parent and Subsidiary at any time prior to the Effective Time; provided that, an amendment made subsequent to the adoption of this Agreement by the shareholders of Parent shall not alter or change Section 1.4 above, provided, however, that Parent and Subsidiary may by agreement in writing extend the time for performance of, or waive compliance with, the conditions or agreements set forth herein.

4.3           Counterparts.  This Agreement may be executed in any number of counterparts (including by electronic means), each of which shall be deemed to be an original.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement, having first been duly approved by resolutions of the board of directors of each of the parties, is hereby executed on behalf of each of the parties by their respective officers thereunto duly authorized.

GENTOR RESOURCES, INC., a Florida corporation

By:	/s/ Geoffrey Farr
Name: Geoffrey Farr
Title: Secretary

GENTOR RESOURCES (WYOMING) INC., a Wyoming corporation

By:	/s/ Geoffrey Farr
Name: Geoffrey Farr
Title: Secretary

EXHIBIT A

TO THE AGREEMENT AND PLAN OF MERGER BETWEEN

GENTOR FLORIDA AND GENTOR WYOMING

Articles of Merger - Florida

ARTICLES OF MERGER OF

GENTOR RESOURCES, INC.,

a Florida Corporation

with and into

GENTOR RESOURCES (WYOMING) INC.,

a Wyoming Corporation

Pursuant to the provisions of §607.1105 of the Florida Business Corporation Act (the “FBCA”) and for the purpose of effecting the merger (the “Merger”) of Gentor Resources, Inc., a Florida corporation (“Parent”), into Gentor Resources (Wyoming) Inc., a Wyoming corporation (“Subsidiary” or the “Surviving Corporation”), Parent and Subsidiary do hereby adopt these Articles of Merger (the “Articles of Merger”).

1.           The Plan of Merger.  The Agreement and Plan of Merger between the Parent and the Subsidiary dated __________ (the “Agreement”) is attached hereto as Appendix 1 and is incorporated herein by this reference.

2.           Approval By Parent.  The Agreement, which provides for the merger of the Parent into the Subsidiary, was adopted and approved by:

(a)           all of the directors of the Parent  pursuant to a unanimous written consent of the directors of the Parent dated __________; and

(b)           the holders of a majority of the outstanding common shares, par value $0.0001 per share, of the Parent at a duly called special meeting of the shareholders of the Company held on _________.

3.           Approval By Subsidiary.  The Agreement, which provides for the merger of the Parent into the Subsidiary, was adopted and approved by:

(a)           all of the directors of the Subsidiary pursuant to a unanimous written consent of the directors of the Subsidiary dated __________; and

(b)           the Parent, as the sole shareholder of the Subsidiary, pursuant a written consent of the sole shareholder of the Subsidiary dated __________.

4.           Effective Date of the Merger.  The Merger shall become effective (the “Effective Time”) upon the date on which the last of the following occurs:

(a)    These Articles of Merger are filed in the office of the Secretary of State of the state of Florida; and

(b)           The articles of merger, in substantially the form attached hereto as Appendix 2, are filed in the office of the Secretary of State of the state of Wyoming.

5.           Dissenters Rights.  The Subsidiary, as the Surviving Corporation of the Merger, has agreed to promptly pay to dissenting shareholders of the Parent, if any, the amount, if any, to which they are entitled under the applicable provisions of Sections 1301 through 1333 of the Florida Business Corporation Act.

6.           Designation of Florida Secretary of State as Agent for Service of Process.  On and after the Effective Time, the Subsidiary irrevocably appoints the Secretary of State of Florida as its agent to accept service of process in any suit or other proceeding to enforce the rights of any shareholders of the Parent arising from the Merger.

7.           Principal Corporate Office of the Surviving Corporation.  The principal corporate office of the Surviving Corporation is set forth below:

Gentor Resources Inc.
_____________________________
_____________________________

If necessary, the Florida Secretary of State is requested to mail a copy of any notice and/or process to the Surviving Corporation to the address set forth above.

(Signatures Appear Next Page)

IN WITNESS WHEREOF, the parties have executed these Articles of Merger this ___ day of ___________, 20___.

GENTOR RESOURCES, INC., a Florida corporation

By:
Name:
Title:

GENTOR RESOURCES (WYOMING) INC., a Wyoming corporation

By:
Name:
Title:

APPENDIX 1 TO ARTICLES OF MERGER

AGREEMENT AND PLAN OF MERGER

See attached.

APPENDIX 2 TO ARTICLES OF MERGER

ARTICLES OF MERGER TO BE FILED WITH THE SECRETARY OF STATE OF THE
STATE OF WYOMING

See attached.

EXHIBIT B

To the Agreement and Plan of Merger between

Gentor Florida and Gentor Wyoming

Articles of Merger – Wyoming

ARTICLES OF MERGER

OF

GENTOR RESOURCES, INC.,
a Florida Corporation

with and into

GENTOR RESOURCES (WYOMING) INC.,
a Wyoming Corporation

Pursuant to Wyoming Statute § 17-16-1106, the following Articles of Merger have been executed on behalf of the surviving corporation by its duly authorized officer to effect the merger described herein (the “Merger”):

1.           Parties to the Merger.  The names of the parties to the merger are Gentor Resources, Inc., a Florida corporation, as the nonsurviving corporation (the “Nonsurviving Corporation”) and Gentor Resources (Wyoming) Inc., a Wyoming corporation, as the surviving corporation (the “Surviving Corporation”).

2.           Amendment to the Articles of Incorporation of the Surviving Corporation to Change its Name.  At the effective date of the Merger, the name of the Wyoming Surviving Corporation shall be Gentor Resources Inc. (or insert such other name as may be acceptable to appropriate regulatory authorities if such name is not available for use in the Cayman Islands).  The Articles of Incorporation of Gentor Resources (Wyoming) Inc. are hereby amended for the purpose of changing the name of the Surviving Corporation to Gentor Resources Inc. (or insert such other name as may be acceptable to appropriate regulatory authorities if such name is not available for use in the Cayman Islands) as of the effective date of the Merger.

3.           The Plan of Merger.  The Agreement and Plan of Merger between the Nonsurviving Corporation and the Surviving Corporation dated _______________ (the “Plan”) is attached hereto as Appendix 1 and is incorporated herein by this reference.

4.           Approval by Nonsurviving Corporation.  The Plan was adopted and approved by:

a.           All of the directors of the Nonsurviving Corporation pursuant to a unanimous written consent of the directors dated _______________; and

b.           The shareholders of a majority of the outstanding common shares of the Nonsurviving Corporation at a duly called special meeting of shareholders of the Nonsurviving Corporation on _________________.

5.           Approval by Surviving Corporation.  The Plan was adopted and approved by:

a.           All of the directors of the Surviving Corporation pursuant to a unanimous written consent of the directors of the Surviving Corporation dated ________________; and

b.           The sole shareholder of the Surviving Corporation pursuant to a written consent of the sole shareholder of the Surviving Corporation dated ________________.

6.           Authorization of Nonsurviving Corporation as a Foreign Corporation.  The participation in the Merger by the Nonsurviving Corporation as a foreign corporation was duly authorized as required by the organic law of the Nonsurviving Corporation.

7.           Effective Date of the Merger.  The Merger shall become effective (the “Effective Time”) upon the date on which the last of the following occurs:

a.           These Articles of Merger are filed in the office of the Secretary of State of the State of Wyoming; and

b.           Articles of Merger are filed in the office of the Secretary of State of the State of Florida.

8.           Appraisal Rights.  The Surviving Corporation has concluded that shareholder(s) of the Surviving Corporation may be entitled to assert appraisal rights under Section 17-16-1301 through 17-16-1326 of the Wyoming Business Corporation Act (the “Act”).  The Surviving Corporation has agreed to comply with the provisions of the Act pertaining to appraisal rights to the extent applicable.

IN WITNESS WHEREOF, the undersigned officer or other duly authorized representative of the Surviving Corporation has executed these Articles of Merger this ___ day of _____________________, 20___.

GENTOR RESOURCES (WYOMING) INC., a Wyoming corporation

By:
Name:
Title:

APPENDIX 1 TO ARTICLES OF MERGER

AGREEMENT AND PLAN OF MERGER

See attached.